FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


Available Amount to Note Holders:                                                         4,481,503.07

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                668,326.13
          (b) Servicer Fees from current and prior Collection Period                         33,896.88
          (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)      Current and unpaid Back-up Servicing Fees                                           1,355.88
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                       8,563.98
          Adjustment to prior month premium amount                                                  --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                   --
          Adjustment to prior month Class A-1 Note Interest                                         --
          Class A-2 Note Interest                                                                   --
          Class A-3 Note Interest                                                           186,094.78
          Class A-4 Note Interest                                                           202,342.75
(ix)      Class B-1 Note Interest                                                             9,155.74
(x)       Letter of Credit Bank Fee and unpaid amounts                                          731.40
(xi)      Class B-2 Note Interest                                                             8,577.28
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                   --
          Class A-2 Principal Distribution Amount                                                   --
          Class A-3 Principal Distribution Amount                                         3,147,580.90
          Class A-4 Principal Distribution Amount                                                   --
(xiii)    Note Insuer Reimbursement Amount                                                          --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      68,425.67
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      68,425.67
(xvi)     Letter of Credit Reimbursement Amount                                                     --
(xvii)    Class B-3 Note Interest                                                             9,308.67
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      68,425.67
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)      Letter of Credit Additional Reimbursement Amount                                          --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


(xxii)    Remaining Amount to Residual Holder                                                       --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                        --
          Class A-2 additional Principal Distribution Amount                                        --
          Class A-3 additional Principal Distribution Amount                                      0.00
          Class A-4 additional Principal Distribution Amount                                        --
          Class B-1 additional Principal Distribution Amount                                      0.00
          Class B-2 additional Principal Distribution Amount                                      0.00
          Class B-3 additional Principal Distribution Amount                                      0.00


          Reviewed By:



          ----------------------------------------------------------------------
          E. ROGER GEBHART
          EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2000


                       Initial        Beginning           Base         Additional         Total          Ending           Ending
                      Principal       Principal         Principal       Principal       Principal       Principal       Certificate
      Class            Balance         Balance        Distribution    Distribution    Distribution       Balance          Factor
     ------        --------------   -------------     -------------   ------------    -------------    -------------    -----------
 Class A-1          32,998,000.00              --                --             --               --               --      0.0000000
 Class A-2          85,479,000.00              --                --             --               --               --      0.0000000
 Class A-3          51,527,000.00   35,167,518.37      3,147,580.90           0.00     3,147,580.91    32,019,937.47      0.6214206
 Class A-4          38,238,000.00   38,238,000.00                --             --               --    38,238,000.00      1.0000000
                   --------------   ------------       ------------           ----    -------------    -------------      ---------
 Total Class A     208,242,000.00   73,405,518.37      3,147,580.90           0.00     3,147,580.91    70,257,937.47      0.3373860
 Class B-1           4,527,000.00    1,595,772.14         68,425.67           0.00        68,425.67     1,527,346.47      0.3373860
 Class B-2           4,527,000.00    1,595,772.14         68,425.67           0.00        68,425.67     1,527,346.47      0.3373860
 Class B-3           4,527,000.00    1,595,772.14         68,425.67           0.00        68,425.67     1,527,346.47      0.3373860
                   --------------   ------------       ------------           ----    -------------    -------------
 Total             221,823,000.00   78,192,834.80      3,352,857.92           0.00     3,352,857.92    74,839,976.88

ADCPB at end of Collection Period                                                                      77,931,221.42
                                                                                                       -------------
Excess of ending ADCPB over ending note balance                                                         3,091,244.54
Floor                                                                                                   4,527,025.86
                                                                                                       -------------
Difference                                                                                             (1,435,781.31)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2000                                        2,161,732.66
     Investment earnings on amounts in Collection Account                                        8,302.65
     Payments due Collection Account from last 3 business days of Collection Period            643,578.06
     Additional contribution for terminated trade-ups and rebooked leases                              --
     Servicer Advance on current Determination Date                                          1,667,889.70
                                                                                           --------------
     Available Funds on Payment Date                                                         4,481,503.07
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    4,481,503.07
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    4,481,503.07
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                        668,326.13
     Unreimbursed Servicer Advances paid                                                       668,326.13
                                                                                           --------------
     Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,813,176.94
SERVICER FEES
     Servicer Fees due                                                                          33,896.88
     Servicer Fees paid                                                                         33,896.88
                                                                                           --------------
     Servicer Fees remaining unpaid                                                                    --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,779,280.06
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,779,280.06
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                   1,355.88
     Back-up Servicer Fees paid                                                                  1,355.88
                                                                                           --------------
     Back-up Servicer Fees remaining unpaid                                                            --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,777,924.19
PREMIUM AMOUNT
     Premium Amount due                                                                          8,563.98
     Premium Amount paid                                                                         8,563.98
                                                                                           --------------
     Premium Amount remaining unpaid                                                                   --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,769,360.21
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     291.67
     Indenture Trustee Fee paid                                                                    291.67
                                                                                           --------------
     Indenture Trustee Fee remaining unpaid                                                            --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,769,068.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                           --------------
     Total Indenture Trustee Expenses paid                                                             --
                                                                                           --------------
     Indenture Trustee Expenses unpaid                                                                 --

REMAINING AVAILABLE FUNDS                                                                    3,769,068.54
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                           --
     Class A-2 Note Interest                                                                           --
     Class A-3 Note Interest                                                                   186,094.78
     Class A-4 Note Interest                                                                   202,342.75
                                                                                           --------------
     Total Class A Interest due                                                                388,437.53
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,380,631.01
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                 9,155.74
     Class B-1 Note Interest paid                                                                9,155.74
                                                                                           --------------
     Class B-1 Note Interest remaining unpaid                                                          --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,371,475.26
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                 731.40
     Letter of Credit Bank Fee paid                                                                731.40
                                                                                           --------------
     Letter of Credit Bank Fee remaining unpaid                                                        --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,370,743.87
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                 8,577.28
     Class B-2 Note Interest paid                                                                8,577.28
                                                                                           --------------
     Class B-2 Note Interest remaining unpaid                                                          --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    3,362,166.59
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                          3,147,580.90
     Class A Note Principal Balance as of preceding Payment Date                            73,405,518.37
                                                                                           --------------
     Class A Base Principal Distribution Amount paid                                         3,147,580.90
                                                                                           --------------
     Class A Base Principal Distribution Amount remaining unpaid                                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                                     --
     Class A-1 Base Principal Distribution Amount paid                                                 --
                                                                                           --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                               --
                                                                                           --------------

     Remaining Class A Base Principal Distribution Amount                                    3,147,580.90
                                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                                     --
     Class A-2 Base Principal Distribution Amount paid                                                 --
                                                                                           --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                               --

     Remaining Class A Base Principal Distribution Amount                                    3,147,580.90
                                                                                           --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                          35,167,518.37
     Class A-3 Base Principal Distribution Amount paid                                       3,147,580.90
                                                                                           --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                    32,019,937.47

     Remaining Class A Base Principal Distribution Amount                                              --
                                                                                           --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                          38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                 --
                                                                                           --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                    38,238,000.00

REMAINING AVAILABLE FUNDS                                                                      214,585.69

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                             --
     Note Insurer Reimbursement Amount paid                                                            --
                                                                                           --------------
     Note Insurer Reimbursement Amount remaining unpaid                                                --
REMAINING AVAILABLE FUNDS                                                                      214,585.69

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                           1,595,772.14
     Class B-1 Base Principal Distribution due                                                  68,425.67
     Class B-1 Base Principal Distribution paid                                                 68,425.67
                                                                                           --------------
     Class B-1 Base Principal Distribution remaining unpaid                                            --
     Class B-1 Note Principal Balance after distribution on Payment Date                     1,527,346.47

REMAINING AVAILABLE FUNDS                                                                      146,160.02

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                           1,595,772.14
     Class B-2 Base Principal Distribution due                                                  68,425.67
     Class B-2 Base Principal Distribution paid                                                 68,425.67
                                                                                           --------------
     Class B-2 Base Principal Distribution remaining unpaid                                            --
     Class B-2 Note Principal Balance after distribution on Payment Date                     1,527,346.47

REMAINING AVAILABLE FUNDS                                                                       77,734.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                         --
     Letter of Credit Reimbursement Amount paid                                                        --
                                                                                           --------------
     Letter of Credit Reimbursement Amount remaining unpaid                                            --
REMAINING AVAILABLE FUNDS                                                                       77,734.35
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                 9,308.67
     Class B-3 Note Interest paid                                                                9,308.67
                                                                                           --------------
     Class B-3 Note Interest remaining unpaid                                                          --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                       68,425.68

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                           1,595,772.14
     Class B-3 Base Principal Distribution due                                                  68,425.67
     Class B-3 Base Principal Distribution paid                                                 68,425.67
                                                                                           --------------
     Class B-3 Base Principal Distribution remaining unpaid                                            --
     Class B-3 Note Principal Balance after distribution on Payment Date                     1,527,346.47

REMAINING AVAILABLE FUNDS                                                                            0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                       --
     Remaining Indenture Trustee Expenses paid                                                         --
                                                                                           --------------
     Remaining Indenture Trustee Expenses unpaid                                                       --
REMAINING AVAILABLE FUNDS                                                                            0.00

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                              --
     Additional Letter of Credit Reimbursement Amount paid                                             --
                                                                                           --------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                 --
REMAINING AVAILABLE FUNDS                                                                            0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                          --
     Other Amounts Due Servicer under Servicing Agreement paid                                         --
                                                                                           --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                             --
REMAINING AVAILABLE FUNDS                                                                            0.00

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                       1,435,781.32

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                            0.00

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       0.00
     Adjusted Principal Distribution Sharing Ratio                                                 93.878%
                                                                                           --------------
     Additional Principal Distribution to Class A                                                    0.00

     Class A Note Principal Balance after payment above                                     70,257,937.47
                                                                                           --------------
     Class A additional Principal Distribution Amount paid                                           0.00
                                                                                           --------------
     Excess cash after payment of additional Class A Principal Distribution                            --

     Class A-1 Note Principal Balance after payment above                                              --
     Class A-1 additional Principal Distribution Amount paid                                           --
                                                                                           --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                               --
                                                                                           --------------

     Remaining Class A additional Principal Distribution Amount                                      0.00
                                                                                           --------------

     Class A-2 Note Principal Balance after payment above                                              --
     Class A-2 additional Principal Distribution Amount paid                                           --
                                                                                           --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                               --

     Remaining Class A additional Principal Distribution Amount                                      0.00
                                                                                           --------------

     Class A-3 Note Principal Balance after payment above                                   32,019,937.47
     Class A-3 additional Principal Distribution Amount paid                                         0.00
                                                                                           --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                    32,019,937.47

     Remaining Class A additional Principal Distribution Amount                                        --
                                                                                           --------------

     Class A-4 Note Principal Balance after payment above                                   38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                           --
                                                                                           --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                    38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       0.00
     Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                           --------------
     Additional Principal Distribution to Class B-1                                                  0.00

     Class B-1 Note Principal Balance after payment above                                    1,527,346.47
     Class B-1 additional Principal Distribution paid                                                0.00
                                                                                           --------------
     Class B-1 Note Principal Balance after distribution on Payment Date                     1,527,346.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       0.00
     Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                           --------------
     Additional Principal Distribution to Class B-2                                                  0.00

     Class B-2 Note Principal Balance after payment above                                    1,527,346.47
     Class B-2 additional Principal Distribution paid                                                0.00
                                                                                           --------------
     Class B-2 Note Principal Balance after distribution on Payment Date                     1,527,346.47

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       0.00
     Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                           --------------
     Additional Principal Distribution to Class B-3                                                  0.00

     Class B-3 Note Principal Balance after payment above                                    1,527,346.47
     Class B-3 additional Principal Distribution paid                                                0.00
                                                                                           --------------
     Class B-3 Note Principal Balance after distribution on Payment Date                     1,527,346.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                    81,352,505.01
      ADCPB, end of Collection Period                                          77,931,221.42
                                                                               -------------
      Base Principal Amount                                                     3,421,283.59

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period           1,894,065.78
      Servicing Advances collected during the current Collection Period         1,225,739.65
                                                                               -------------
      Unreimbursed Servicing Advances as of current Determination Date            668,326.13

CALCULATION OF INTEREST DUE

                        Beginning                         Current                       Total
                        Principal         Interest       Interest       Overdue       Interest
       Class             Balance             Rate           Due         Interest         Due
       -----          -------------       --------       ----------     --------      ----------
      Class A-1                  --        5.7325%               --         --                --
      Class A-2                  --        6.3500%               --         --                --
      Class A-3       35,167,518.37        6.3500%       186,094.78         --        186,094.78
      Class A-4       38,238,000.00        6.3500%       202,342.75         --        202,342.75
      Class B-1        1,595,772.14        6.8850%         9,155.74         --          9,155.74
      Class B-2        1,595,772.14        6.4500%         8,577.28         --          8,577.28
      Class B-3        1,595,772.14        7.0000%         9,308.67         --          9,308.67
                      -------------                      ----------       ----        ----------
                      78,192,834.80        6.3762%       415,479.22         --        415,479.22

CALCULATION OF PRINCIPAL DUE

                         Base         Base                          Total
                      Principal     Principal         Overdue     Principal
        Class        Amount Pct.      Amount         Principal      Due
      ---------      -----------   ------------      ---------   ------------
      Class A           92.0%      3,147,580.90          --      3,147,580.90
      Class B-1          2.0%         68,425.67          --         68,425.67
      Class B-2          2.0%         68,425.67          --         68,425.67
      Class B-3          2.0%         68,425.67          --         68,425.67
                                   ------------        ----      ------------
                                   3,352,857.92          --      3,352,857.92

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   81,352,505.01
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Servicer Fee due current period                                                              33,896.88
      Prior Servicer Fee arrearage                                                                        --
                                                                                             ---------------
      Servicer Fee due                                                                             33,896.88

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   81,352,505.01
      Back-up Servicer Fee Rate                                                                        0.020%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Back-up Servicer Fee due Current Period                                                       1,355.88
      less overpayment from prior period                                                                  --
      Prior Back-up Servicer Fee Arrearage                                                                --
                                                                                             ---------------
      Back-up Servicer Fee due                                                                      1,355.88

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               73,405,518.37
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Premium Amount due Current Period                                                             8,563.98
      Prior Premium Amount arrearage                                                                      --
                                                                                             ---------------
      Total Premium Amount due                                                                      8,563.98

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        291.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           1,595,772.14
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Letter of Credit Bank Fee due Current Period                                                    731.40
      Letter of Credit Bank Fee arrearage                                                                 --
                                                                                             ---------------
      Total Letter of Credit Bank Fee arrearage due                                                   731.40

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                            --
      Prior Letter of Credit Reimbursement Amount arrearage                                               --
                                                                                             ---------------
      Total Letter of Credit Reimbursement Amount due                                                     --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                 --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                    --
                                                                                             ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FLOOR CALCULATION
      Initial ADCPB                                                                           226,351,292.85
      Floor percent                                                                                     2.00%
                                                                                             ---------------
      Floor                                                                                     4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                               77,931,221.42

      Aggregate Note Balances prior to any payment on current Payment Date                     78,192,834.80
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                   3,147,580.90
      Class B-1                                                                                    68,425.67
      Class B-2                                                                                    68,425.67
      Class B-3                                                                                    68,425.67
                                                                                             ---------------
      Total Base Principal Amount distributions on current payment date                         3,352,857.92
                                                                                             ---------------
      Aggregate Note Balance after payment of Base Principal Amount                            74,839,976.88
                                                                                             ---------------
      Excess of ADCPB over Ending Note Balances                                                 3,091,244.54

      Difference between excess and floor                                                       1,435,781.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be madeNonder the terms of such Notes or the Indenture when
due; and,                                                                                                  No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal Note on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on disposition the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                           Event                                            Yes/No
     ---------                                         ------                                           ------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Order of judgement in excess of $500,000                                                  No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                  No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No